Exhibit 4.11

Supplementary Agreement Regarding Zhuhai Kingsoft Cloud Technology Co., Ltd.

The Supplementary Agreement Regarding Zhuhai Kingsoft Cloud Technology Co., Ltd. (hereinafter referred to as “this Agreement”) is signed by the following parties in the People’s Republic of China (hereinafter referred to as “China”) on 15 July 2022:

1.	Beijing Kingsoft Cloud Technology Co., Ltd. (hereinafter referred to as “Party A”)

Registered address: No. 006, Floor 5, Building 4, Yard 33, Xierqi Middle Road, Haidian District, Beijing Legal representative: Wang Yulin

2.	Zhuhai Kingsoft Cloud Technology Co., Ltd. (hereinafter referred to as “Party B”)

Registered address: Room 2, Zone B, Floor 10, No. 8 Lianshan Alley, Jingshan Road, Jida, Zhuhai City Legal Representative: Wang Yulin

3.	Qiu Weiqin (hereinafter referred to as “Party C1”)

ID Card No.: ******************

Contact address: Building D, Xiaomi Technology Park, Yard 33, Xierqi Middle Road, Haidian District, Beijing

4.	Beijing Kingsoft Digital Entertainment Technology Co., Ltd. (hereinafter referred to as “Party C2”, and referred to as “Party C” together with Party C1)

Registered address: No. 002, Floor 11, Building 5, Yard 33, Xierqi Middle Road, Haidian District, Beijing

Legal Representative: Zou Tao

5.	Beijing Kingsoft Cloud Network Technology Co., Ltd. (hereinafter referred to as “Party D”)

Registered address: No. 006, Floor 6, Building 4, Yard 33, Xierqi Middle Road, Haidian District, Beijing

Legal Representative: Wang Yulin

In this Agreement, Party A, Party B, Party C, and Party D are referred to as “one party” respectively and as “the parties” collectively. Terms used but not defined in this Agreement have the same meaning as those in the Control Agreement (as defined below).

Whereas:

1.

On 9 November 2012, Party A and Party D signed an Exclusive Consulting and Technical Service Agreement (hereinafter referred to as “Exclusive Consulting and Technical Service Agreement”). Subsequently, Party A, Party B, and Party D signed a Supplementary Agreement to Exclusive Consulting and Technical Service Agreement (hereinafter referred to as “Supplementary Agreement to Exclusive Consulting and Technical Service Agreement”) on 29 November 2019, according to which, Party D shall transfer its rights and obligations under the Exclusive Consulting and Technical Service Agreement to Party B, and Party B agrees to generally assume the rights and obligations of Party D under the Exclusive Consulting and Technical Service Agreement;

2.

On 9 November 2012, Party A, Party C1, and Wang Jin signed a Loan Agreement (hereinafter referred to as “Loan Agreement I”), which stipulated that from 9 November 2012, Party C1 would borrow RMB 99,000 from Party A, and Wang Jin would borrow RMB 1,000 from Party A. Later, Party A, Party C1, and Wang Jin signed a Debt Undertaking Agreement (hereinafter referred to as “Debt Undertaking Agreement”) on 20 June 2014, agreeing that Party C1shall bear the total debt of RMB 1,000 to Party A on behalf of Wang Jin in the form of debt bearing;

3.

On 20 June 2014, Party A and Party C1 signed a Loan Agreement (hereinafter referred to as “Loan Agreement II”), which stipulated that Party C1 would borrow RMB 179,180 from Party A. Later, on 29 November 2019, Party A and Party C1 signed a Supplementary Agreement to The Loan Agreement (hereinafter referred to as “Supplementary Agreement to the Loan Agreement”), clarifying that the total amount of loans to Party C1 under the Loan Agreement I, Debt Undertaking Agreement and Loan Agreement II, totaling RMB 279,180, was initially generated to subscribe to the registered capital of Party B;

4.

The parties signed an Exclusive Conversion Option Agreement (hereinafter referred to as “Exclusive Agreement on Transferred Equity Options”), a Shareholders’ Voting Rights Entrustment Agreement (hereinafter referred to as “Shareholders’ Voting Rights Entrustment Agreement”), and an Equity Pledge Agreement (hereinafter referred to as “Equity Pledge Agreement”) on 20 June 2014, and sighed a Supplementary Agreement to the Exclusive Agreement on Transferred Equity Options (hereinafter referred to as “Supplementary Agreement to the Exclusive Agreement on Transferred Equity Options”) and a Supplementary Agreement to Shareholders’ Voting Rights Entrustment Agreement (hereinafter referred to as “Supplementary Agreement to Shareholders’ Voting Rights

Entrustment Agreement”) on 29 November 2019, which are collectively referred to as “Control Agreement” together with the Exclusive Consulting and Technical Service Agreement, the Supplementary Agreement to Exclusive Consulting and Technical Service Agreement, the Loan Agreement I, the Debt Undertaking Agreement, the Loan Agreement II, the Supplementary Agreement to the Loan Agreement, the Exclusive Agreement on Transferred Equity Options, the Shareholders’ Voting Rights Entrustment Agreement, the Equity Pledge Agreement and the Supplementary Agreement to the Exclusive Agreement on Transferred Equity Options;

5.	The parties now intend to make appropriate revisions to relevant provisions of the Control Agreement.
1.	Revision of Article 13.3 of the Exclusive Consulting and Technical Service Agreement

The parties agree and acknowledge that Article 13.3 of the Exclusive Consulting and Technical Service Agreement shall be replaced as a whole with the following content:

“13.3 All disputes arising from or in connection with this Agreement shall first be resolved through amicable negotiation between the two parties. If the two parties are unable to resolve the dispute through negotiation, it shall be submitted to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration in accordance with current effective arbitration rules at the time of submission, and the venue of arbitration shall be in Beijing. The arbitration award shall be final and binding on both parties. Unless otherwise ruled by the arbitration organization, the arbitration fee shall be borne by the losing party. The losing party shall also compensate the winning party for expenses such as legal fees.

During the dispute resolution period, both parties shall continue to perform all other terms and conditions of this Agreement except for the disputed matters.

Both parties hereby acknowledge and guarantee that, subject to the laws of the PRC, the arbitrator shall be entitled to make appropriate rulings and provide legal relief for the sole proprietorship based on the actual situations, including but not limited to imposing restrictions on the business operation of the Company, limiting and handling with the equity or assets (including land assets) (including but not limited to taking it as a compensation), prohibiting transferring or disposal or taking related relief measures, and making liquidation to the Company. Such judgment shall be executed by both parties.

Both parties hereby acknowledge and promise that, subject to the laws of the PRC, as the measure for property preservation or execution, at the request of one party to the dispute, the court with jurisdiction shall be entitled to make a ruling or judgment before the formation of the arbitration tribunal or in other appropriate circumstances permitted by laws, to provide temporary relief measures for the other party to the dispute, such as detention or freezing of the defaulting party’s property or the Company’s equity under the judgment or ruling. Such rights of one party to the dispute and the judgment or ruling made by the court in this regard shall not affect the validity of the arbitration articles agreed upon by both parties.

Upon the validation of the arbitration award, either party shall be entitled to apply to the court having jurisdiction for enforcing such award.

Both parties agree that: The counts in China, Hong Kong SAR, Cayman Islands or others having jurisdictions (including the court in the place of incorporation of the proposed/ listed company affiliated to the sole proprietorship, the court in the place of incorporation of the Company, or the court in the place where the Company or the sole proprietorship's principal assets are located shall be deemed to have jurisdiction) shall be deemed to have jurisdiction for the purposes of this article. ”

2.	Revision of Article 4.2 of the Supplementary Agreement to Exclusive Consulting and Technical Service Agreement

The parties agree and acknowledge that Article 4.2 of the Supplementary Agreement to Exclusive Consulting and Technical Service Agreement shall be replaced as a whole with the following content:

“4.2 All disputes arising from or in connection with this Agreement shall first be resolved through amicable negotiation among the parties. If the parties are unable to resolve the dispute through negotiation, it shall be submitted to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration in accordance with current effective arbitration rules at the time of submission, and the venue of arbitration shall be in Beijing. The arbitration award shall be final and binding on the parties. Unless otherwise ruled by the arbitration organization, the arbitration fee shall be borne by the losing party. The losing party shall also compensate the winning party for expenses such as legal fees.

During the dispute resolution period, the parties shall continue to perform all other terms and conditions of this Agreement except for the disputed matters.

The parties hereby acknowledge and guarantee that, subject to the laws of the PRC, the arbitrator shall be entitled to make appropriate rulings and provide legal relief for the sole proprietorship based on the actual situations, including but not limited to imposing restrictions on the business operation of Zhuhai Kingsoft Cloud, limiting and/or handling with the equity or assets (including land assets) (including but not limited to taking it as a compensation) of Zhuhai Kingsoft Cloud, prohibiting transferring or disposal or taking related relief measures, and making liquidation to Zhuhai Kingsoft Cloud. Such judgment shall be executed by the parties.

The parties hereby acknowledge and promise that, subject to the laws of the PRC, as the measure for property preservation or execution, at the request of one party to the dispute, the court with jurisdiction shall be entitled to make a ruling or judgment before the formation of the arbitration tribunal or in other appropriate circumstances permitted by laws, to provide temporary relief measures for the other party to the dispute, such as detention or freezing of the defaulting party's property or equity of Zhuhai Kingsoft Cloud under the judgment or ruling. Such rights of one Party to the dispute and the judgment or ruling made by the court shall not affect the validity of the above arbitration articles agreed upon by the parties.

Upon the validation of the arbitration award, either party shall be entitled to apply to the court having jurisdiction for enforcing such award.

The parties agree that: The courts in China, Hong Kong SAR, Cayman Islands or others having jurisdictions (including the court in the place of incorporation of the proposed/listed company affiliated to the sole proprietorship, the court in the place of incorporation of Zhuhai Kingsoft Cloud, or the court in the place where Zhuhai Kingsoft Cloud or the sole proprietorship's principal assets are located shall be deemed to have jurisdiction) shall be deemed to have jurisdiction for the purposes of this article. ”

3.	Revision of Article 9.3 of Loan Agreement I

The parties agree and acknowledge that Article 9.3 of Loan Agreement I shall be replaced as a whole with the following content:

“9.3 All disputes arising from or in connection with this Agreement shall first be resolved through amicable negotiation among the parties. If the parties are unable to resolve the dispute through negotiation, it shall be submitted to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration in accordance with current effective arbitration rules at the time of submission, and the venue of arbitration shall be in Beijing. The arbitration award shall be final and binding on the parties. Unless otherwise ruled by the arbitration organization, the arbitration fee shall be borne by the losing party. The losing party shall also compensate the winning party for expenses such as legal fees.

During the dispute resolution period, the parties shall continue to perform all other terms and conditions of this Agreement except for the disputed matters.

The parties hereby acknowledge and guarantee that, subject to the laws of the PRC, the arbitrator shall be entitled to make appropriate rulings and provide legal relief for the lender based on the actual situations, including but not limited to limiting and/or handling with the equity held by Qiu Weiqin in Zhuhai Kingsoft Cloud Technology Co., Ltd. (hereinafter referred to “the Company”) (including but not limited to taking it as a compensation), prohibiting transferring or disposal or taking related relief measures. Such judgment shall be executed by the parties.

The parties hereby acknowledge and promise that, subject to the laws of the PRC, as the measure for property preservation or execution, at the request of one party to the dispute, the court with jurisdiction shall be entitled to make a ruling or judgment before the formation of the arbitration tribunal or in other appropriate circumstances permitted by laws, to provide temporary relief measures for the other party to the dispute, such as detention or freezing of the defaulting party’s property or the Company's relevant equity under the judgment or ruling. Such rights of one Party to the dispute and the judgment or ruling made by the court shall not affect the validity of the above arbitration articles agreed upon by the parties.

Upon the validation of the arbitration award, either party shall be entitled to apply to the court having jurisdiction for enforcing such award.

The parties agree that: The courts in China, Hong Kong SAR, Cayman Islands or others having jurisdictions (including the court in the place of incorporation of the proposed/listed company affiliated to the lender, the court in the place of incorporation of the Company, or the court in the place where the Company or the lender’s principal assets are located shall be deemed to have jurisdiction) shall be deemed to have jurisdiction for the purposes of this article. ”

4.	Revision of Article 4.3 of Debt Undertaking Agreement

The parties agree and acknowledge that Article 4.3 of the Debt Undertaking Agreement shall be replaced as a whole with the following content:

“4.3 All disputes arising from or in connection with this Agreement shall first be resolved through amicable negotiation among the parties. If the parties are unable to resolve the dispute through negotiation, it shall be submitted to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration in accordance with current effective arbitration rules at the time of submission, and the venue of arbitration shall be in Beijing. The arbitration award shall be final and binding on the parties. Unless otherwise ruled by the arbitration organization, the arbitration fee shall be borne by the losing party. The losing party shall also compensate the winning party for expenses such as legal fees.

During the dispute resolution period, the parties shall continue to perform all other terms and conditions of this Agreement except for the disputed matters.

The parties hereby acknowledge and guarantee that, subject to the laws of the PRC, the arbitrator shall be entitled to make appropriate rulings and provide legal relief for the creditor based on the actual situations, including but not limited to limiting and/or handling with the equity held by Qiu Weiqin in Zhuhai Kingsoft Cloud Technology Co., Ltd. (including but not limited to taking it as a compensation), prohibiting transferring or disposal or taking related relief measures. Such judgment shall be executed by the parties.

The parties hereby acknowledge and promise that, subject to the laws of the PRC, as the measure for property preservation or execution, at the request of one party to the dispute, the court with jurisdiction shall be entitled to make a ruling or judgment before the formation of the arbitration tribunal or in other appropriate circumstances permitted by laws, to provide temporary relief measures for the other party to the dispute, such as detention or freezing of the defaulting party’s property or relevant equity of Zhuhai Kingsoft Cloud Technology Co., Ltd. under the judgment or ruling. Such rights of one Party to the dispute and the judgment or ruling made by the court shall not affect the validity of the above arbitration articles agreed upon by the parties.

Upon the validation of the arbitration award, either party shall be entitled to apply to the court having jurisdiction for enforcing such award.

The parties agree that: The courts in China, Hong Kong SAR, Cayman Islands or others having jurisdictions (including the court in the place of incorporation of the proposed/listed company affiliated to the creditor, the court in the place of incorporation of Zhuhai Kingsoft Cloud Technology Co., Ltd., or the court in the place where Zhuhai Kingsoft Cloud Technology Co., Ltd. or the creditor’s principal assets are located shall be deemed to have jurisdiction) shall be deemed to have jurisdiction for the purposes of this article. ”

5.Revision of Article 9.3 of Loan Agreement II

The parties agree and acknowledge that Article 9.3 of Loan Agreement II shall be replaced as a whole with the following content:

“9.3 All disputes arising from or in connection with this Agreement shall first be resolved through amicable negotiation between the two parties. If the two parties are unable to resolve the dispute through negotiation, it shall be submitted to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration in accordance with current effective arbitration rules at the time of submission, and the venue of arbitration shall be in Beijing. The arbitration award shall be final and binding on both parties. Unless otherwise ruled by the arbitration organization, the arbitration fee shall be borne by the losing party. The losing party shall also compensate the winning party for expenses such as legal fees.

During the dispute resolution period, both parties shall continue to perform all other terms and conditions of this Agreement except for the disputed matters.

The parties hereby acknowledge and guarantee that, subject to the laws of the PRC, the arbitrator shall be entitled to make appropriate rulings and provide legal relief for the lender based on the actual situations, including but not limited to limiting and handling with the equity held by the borrower in Zhuhai Kingsoft Cloud (including but not limited to taking it as a compensation), prohibiting transferring or disposal or taking related relief measures. Such judgment shall be executed by both parties.

The parties hereby acknowledge and promise that, subject to the laws of the PRC, as the measure for property preservation or execution, at the request of one party to the dispute, the court with jurisdiction shall be entitled to make a ruling or judgment before the formation of the arbitration tribunal or in other appropriate circumstances permitted by laws, to provide temporary relief measures for the other party to the dispute, such as detention or freezing of the defaulting party’s property or relevant equity of Zhuhai Kingsoft Cloud under the judgment or ruling. Such rights of one party to the dispute and the judgment or ruling made by the court in this regard shall not affect the validity of the arbitration articles agreed upon by both parties.

Upon the validation of the arbitration award, either party shall be entitled to apply to the court having jurisdiction for enforcing such award.

Both parties agree that: The courts in China, Hong Kong SAR, Cayman Islands or others having jurisdictions (including the court in the place of incorporation of the proposed/listed company affiliated to the lender, the court in the place of incorporation of Zhuhai Kingsoft Cloud, or the court in the place where Zhuhai Kingsoft Cloud or the lender’s principal assets are located shall be deemed to have jurisdiction) shall be deemed to have jurisdiction for the purposes of this article. ”

6.Revision of Article 3.2 of the Supplementary Agreement to the Loan Agreement

The parties agree and acknowledge that Article 3.2 of the Supplementary Agreement to the Loan Agreement shall be replaced as a whole with the following content:

“3.2 All disputes arising from or in connection with this Agreement shall first be resolved through amicable negotiation between the two parties. If the two parties are unable to resolve the dispute through negotiation, it shall be submitted to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration in accordance with current effective arbitration rules at the time of submission, and the venue of arbitration shall be in Beijing. The arbitration award shall be final and binding on both parties. Unless otherwise ruled by the arbitration organization, the arbitration fee shall be borne by the losing party. The losing party shall also compensate the winning party for expenses such as legal fees.

During the dispute resolution period, both parties shall continue to perform all other terms and conditions of this Agreement except for the disputed matters.

The parties hereby acknowledge and guarantee that, subject to the laws of the PRC, the arbitrator shall be entitled to make appropriate rulings and provide legal relief for Party A based on the actual situations, including but not limited to limiting and/or handling with the equity held by Party B in Zhuhai Kingsoft Cloud (including but not limited to taking it as a compensation), prohibiting transferring or disposal or taking related relief measures. Such judgment shall be executed by both parties.

The parties hereby acknowledge and promise that, subject to the laws of the PRC, as the measure for property preservation or execution, at the request of one party to the dispute, the court with jurisdiction shall be entitled to make a ruling or judgment before the formation of the arbitration tribunal or in other appropriate circumstances permitted by laws, to provide temporary relief measures for the other party to the dispute, such as detention or freezing of the defaulting party’s property or relevant equity of Zhuhai Kingsoft Cloud under the judgment or ruling. Such rights of one party to the dispute and the judgment or ruling made by the court in this regard shall not affect the validity of the arbitration articles agreed upon by both parties.

Upon the validation of the arbitration award, either party shall be entitled to apply to the court having jurisdiction for enforcing such award.

Both parties agree that: The courts in China, Hong Kong SAR, Cayman Islands or others having jurisdictions (including the court in the place of incorporation of the proposed/listed company affiliated to Party A, the court in the place of incorporation of Zhuhai Kingsoft Cloud, or the court in the place where Zhuhai Kingsoft Cloud or Party A’s principal assets are located shall be deemed to have jurisdiction) shall be deemed to have jurisdiction for the purposes of this article. ”

7.	Revision of Article 2 of the Exclusive Agreement on Transferred Equity Options
7.1

The parties agree and acknowledge that the title of Article 2 of the Exclusive Agreement on Transferred Equity Options, “Grant of Transferred Equity Options”, shall be revised as “Grant of Right of Purchase”

7.2	The parties agree and acknowledge that Article 2 of the Exclusive Agreement on Transferred Equity Options shall be replaced as a whole with the following content:

“2.1 The existing shareholder/the Company agree(s) that they hereby irrevocably and unconditionally grant the sole proprietorship a right of purchase. According to such a right of purchase, the sole proprietorship shall be entitled to require the existing shareholder/the Company to transfer the equity options/company assets to the sole proprietorship or its designated entity or person in accordance with the terms and conditions of this Agreement, as permitted by the laws of the PRC. The sole proprietorship also agrees to accept such transferred equity/company assets.

2.2 The Company hereby agrees that the existing shareholder shall grant the sole proprietorship the right to purchase equity options in accordance with Article 2.1 above and other provisions of this Agreement.

2.3 The Company hereby agrees that the existing shareholder shall grant the sole proprietorship the right to purchase the Company’s assets in accordance with Article 2.1 above and other provisions of this Agreement. ”

8.	Revision of Article 3 of the Exclusive Agreement on Transferred Equity Options

The parties agree and acknowledge that Article 3 of the Exclusive Agreement on Transferred Equity Options shall be replaced as a whole with the following content:

“3.1 Subject to the terms and conditions of this Agreement, and to the extent permitted by the laws of the PRC, the sole proprietorship has absolute discretion to determine the transferee, equity ratio, asset quantity, specific time, method, and frequency of its exercise.

3.2 Subject to the terms and conditions of this Agreement, and without violating the applicable laws of the PRC, the sole proprietorship shall be entitled to request at any time, either on its own or through other entities or individuals designated by it, to accept the transfer of all or part of the Company's equity options from the existing shareholder/all or part of the assets from the Company.

3.3 During each exercise, the sole proprietorship shall be entitled to designate any existing shareholder/the Company to transfer the equity options/company assets to the sole proprietorship and/or other entities or individuals designated by the sole proprietorship. The existing shareholder/the Company shall transfer the equity options/company assets to the sole proprietorship and/or other entities or individuals designated by the sole proprietorship according to the amount required by the sole proprietorship. The sole proprietorship and/or other entities or individuals designated by it shall pay the corresponding transfer price to the existing shareholder/the Company for the equity options/company assets accepted in each exercise.

3.4 During each exercise, the sole proprietorship may accept the equity options/company assets on its own, or designate any third party to accept all or part of the equity options/company assets.

3.5 After each decision of the sole proprietorship to exercise its rights, it shall issue a notice to the existing shareholder/the Company (hereinafter referred to as “Exercise Notice”, of which the format is shown in Annex 2 to this Agreement). After receiving the Exercise Notice, the existing shareholder/the Company shall immediately transfer the equity options/company assets in full to the sole proprietorship and/or other entities or individuals designated by the sole proprietorship in accordance with the Exercise Notice and the method described in Article 3.3 to this Agreement. ”

9.	Revision of Article 4 of the Exclusive Agreement on Transferred Equity Options
9.1	The parties agree and acknowledge that the title of Article 4 of the Exclusive Agreement on Transferred Equity Options, “Equity Transfer Price”, shall be revised as “Transfer Price"
9.2	The parties agree and acknowledge that the following content shall be added to Article 4 of the Exclusive Agreement on Transferred Equity Options:

“4.3 The parties hereby agrees that the Transfer Price of the Company’s assets shall be RMB one (1). However, if the minimum transfer price allowed by the laws of the PRC is higher than this price at that time, the Transfer Price shall be based on the minimum price allowed by the laws of the PRC. Despite the above provisions, on the premise of complying with the laws and regulations of the PRC, the Company exempts the sole proprietorship from the payment obligation for the portion of the minimum transfer price allowed by the laws of the PRC that exceeds RMB one (1). ”

10.Revision of Article 6.4.1 of the Exclusive Agreement on Transferred Equity Options

The parties agree and acknowledge that Article 6.4.1 of the Exclusive Agreement on Transferred Equity Options shall be replaced as a whole with the following content:

“6.4.1 It shall immediately hold the shareholders’ meeting and pass relevant resolutions and take all necessary actions, agreeing that the existing shareholder/the Company shall transfer all equity options/company assets to the sole proprietorship and/or other entities or individuals designated by the sole proprietorship at the Transfer Price, and waive any preemptive rights it has;”

11.Revision of Article 7 of the Exclusive Agreement on Transferred Equity Options

11.1 The parties agree and acknowledge that the following content shall be added to Article 7.1 of the Exclusive Agreement on Transferred Equity Options:

“7.1.4 Without prior written consent from the sole proprietorship, the Company will not dispose of any significant assets (including long-term investment interests of the Company) (except for those that occur in the normal course of business). ”

11.2 The parties agree and acknowledge that the following content shall be added to Article 7 of the Exclusive Agreement on Transferred Equity Options:

7.2 Once the sole proprietorship issues an Exercise Notice:

7.2.1 It shall immediately hold the BOD/the shareholders’ meeting and pass relevant resolutions and take all necessary actions, agreeing to transfer all assets of the Company to the sole proprietorship and/or other entities or individuals designated by the sole proprietorship at the Transfer Price;

7.2.2 It shall immediately sign an asset transfer agreement with the sole proprietorship and/or other entities or individuals designated by the sole proprietorship to transfer all assets of the Company to the sole proprietorship and/or other entities or individuals designated by the sole proprietorship at the Transfer Price, and, in accordance with the requirements of the sole proprietorship and the provisions of laws and regulations, provide necessary supports for the sole proprietorship (including providing and signing all relevant legal documents, going through all formalities for government approval and registration, and assuming all relevant obligations) to ensure that the sole proprietorship and/or other entities or individuals designated by the sole proprietorship can obtain all assets of the Company without legal flaws. ”

12.Revision of Article 9 of the Exclusive Agreement on Transferred Equity Options

The parties agree and acknowledge that Article 9 of the Exclusive Agreement on Transferred Equity Options shall be replaced as a whole with the following content:

“The parties agree that this Agreement shall come into effect from the date of formal signing by the parties, and shall be valid till all equity options/company assets are lawfully transferred to the sole proprietorship and/or other entities or individuals designated by the sole proprietorship in accordance with the provisions of this Agreement. ”

13.Revision of Article 12.3 of the Exclusive Agreement on Transferred Equity Options

The parties agree and acknowledge that Article 12.3 of the Exclusive Agreement on Transferred Equity Options shall be replaced as a whole with the following content:

“12.3 All disputes arising from or in connection with this Agreement shall first be resolved through amicable negotiation among the parties. If the parties are unable to resolve the dispute through negotiation, it shall be submitted to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration in accordance with current effective arbitration rules at the time of submission, and the venue of arbitration shall be in Beijing. The arbitration award shall be final and binding on the parties. Unless otherwise ruled by the arbitration organization, the arbitration fee shall be borne by the losing party. The losing party shall also compensate the winning party for expenses such as legal fees.

During the dispute resolution period, the parties shall continue to perform all other terms and conditions of this Agreement except for the disputed matters.

The parties hereby acknowledge and guarantee that, subject to the laws of the PRC, the arbitrator shall be entitled to make appropriate rulings and provide legal relief for the sole proprietorship based on the actual situations, including but not limited to imposing restrictions on the business operation of the Company, limiting and/or handling with the equity or assets (including land assets) (including but not limited to taking it as a compensation), prohibiting transferring or disposal or taking related relief measures, and making liquidation to the Company. Such judgment shall be executed by the parties.

The parties hereby acknowledge and promise that, subject to the laws of the PRC, as the measure for property preservation or execution, at the request of one party to the dispute, the court with jurisdiction shall be entitled to make a ruling or judgment before the formation of the arbitration tribunal or in other appropriate circumstances permitted by laws, to provide temporary relief measures for the other party to the dispute, such as detention or freezing of the defaulting party’s property or the Company’s equity under the judgment or ruling. Such rights of one Party to the dispute and the judgment or ruling made by the court shall not affect the validity of the above arbitration articles agreed upon by the parties.

Upon the validation of the arbitration award, either party shall be entitled to apply to the court having jurisdiction for enforcing such award.

The parties agree that: The counts in China, Hong Kong SAR, Cayman Islands or others having jurisdictions (including the court in the place of incorporation of the proposed/ listed company affiliated to the sole proprietorship, the court in the place of incorporation of the Company, or the court in the place where the Company or the sole proprietorship's principal assets are located shall be deemed to have jurisdiction) shall be deemed to have jurisdiction for the purposes of this article. ”

14.	Revision of Annex 2 to the Exclusive Agreement on Transferred Equity Options

The parties agree and acknowledge that Annex 2 to the Exclusive Agreement on Transferred Equity Options shall be replaced as a whole with the following content:

“Annex 2:

Format of Exercise Notice

To: [Name of the existing shareholder]/Zhuhai Kingsoft Cloud Technology Co., Ltd.

Considering that the Company signed the Exclusive Purchase-right Agreement Regarding Zhuhai Kingsoft Cloud Technology Co., Ltd. (hereinafter referred to as “Purchase-right Agreement”) with you on [DD MM YYYY], which stipulates that under the conditions permitted by the laws and regulations of the PRC, you shall transfer your equity held in the Company/all assets owned by your company to the Company or any third party designated by the Company according to the Company's requirements.

Therefore, the Company hereby issues this notice to you as follows:

The Company hereby requests to exercise the rights under the Purchase-right Agreement and the Company or [company name/individual name] designated by the Company will accept ____% of the equity held by you in your company (the “Proposed Equity”)/ ____assets of your company (the “Proposed Assets”). Upon the receipt of this notice, please immediately transfer all the Proposed Equity/Proposed Assets to the Company or [company name/individual name as designated] in accordance with the terms of the Purchase-right Agreement.

Sincerely
Beijing Kingsoft Cloud Technology Co., Ltd.

(Seal)

Authorized representative:

Date: ”

15.	Revision of Annex 3 to the Exclusive Agreement on Transferred Equity Options

The parties agree and acknowledge that Annex 3 to the Exclusive Agreement on Transferred Equity Options shall be replaced as a whole with the following content:

“I/our company, [name of the existing shareholder (ID CardNo.: ____________________________) name of the existing shareholder (Unified Social Credit Code: __________________________________________)], hereby irrevocably entrust______________ (ID Card No.: ____________________________), as the full trustee of me/our company to sign all necessary or appropriate legal documents for Beijing Kingsoft Cloud Technology Co., Ltd. to exercise its rights under the Exclusive Agreement on Transferred Equity Options Regarding Zhuhai Kingsoft Cloud Technology Co., Ltd. signed on 20 June 2014 with me/our company, Zhuhai Kingsoft Cloud Technology Co., Ltd., and other existing shareholders of the Company, as well as any subsequent amendments (the “Agreement”) from time to time, including but not limited to signing legal documents, such as shareholders’ meeting resolutions, equity transfer agreements, asset transfer agreements, and amendments to the Articles of Association of Zhuhai Kingsoft Cloud Technology Co., Ltd. related to the transfer of equity and assets in accordance with the Agreement. I/our company confirm that this authorization shall terminate upon the exercise of all rights hereunder by Beijing Kingsoft Cloud Technology Co., Ltd.

Existing shareholder:

Signature:

_____DD MM YYYY

16.Revision of Article 6.2 of the Supplementary Agreement to Exclusive Agreement on Transferred Equity Options

The parties agree and acknowledge that Article 6.2 of the Supplementary Agreement to Exclusive Agreement on Transferred Equity Options shall be replaced as a whole with the following content:

“6.2 All disputes arising from or in connection with this Agreement shall first be resolved through amicable negotiation among the parties. If the parties are unable to resolve the dispute through negotiation, it shall be submitted to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration in accordance with current effective arbitration rules at the time of submission, and the venue of arbitration shall be in Beijing. The arbitration award shall be final and binding on the parties. Unless otherwise ruled by the arbitration organization, the arbitration fee shall be borne by the losing party. The losing party shall also compensate the winning party for expenses such as legal fees.

During the dispute resolution period, the parties shall continue to perform all other terms and conditions of this Agreement except for the disputed matters.

The parties hereby acknowledge and guarantee that, subject to the laws of the PRC, the arbitrator shall be entitled to make appropriate rulings and provide legal relief for the sole proprietorship based on the actual situations, including but not limited to imposing restrictions on the business operation of the Company, limiting and/or handling with the equity or assets (including land assets) (including but not limited to taking it as a compensation), prohibiting transferring or disposal or taking related relief measures, and making liquidation to the Company. Such judgment shall be executed by the parties.

The parties hereby acknowledge and promise that, subject to the laws of the PRC, as the measure for property preservation or execution, at the request of one party to the dispute, the court with jurisdiction shall be entitled to make a ruling or judgment before the formation of the arbitration tribunal or in other appropriate circumstances permitted by laws, to provide temporary relief measures for the other party to the dispute, such as detention or freezing of the defaulting party’s property or the Company’s equity under the judgment or ruling. Such rights of one Party to the dispute and the judgment or ruling made by the court shall not affect the validity of the above arbitration articles agreed upon by the parties.

Upon the validation of the arbitration award, either party shall be entitled to apply to the court having jurisdiction for enforcing such award.

The parties agree that: The counts in China, Hong Kong SAR, Cayman Islands or others having jurisdictions (including the court in the place of incorporation of the proposed/ listed company affiliated to the sole proprietorship, the court in the place of incorporation of the Company, or the court in the place where the Company or the sole proprietorship's principal assets are located shall be deemed to have jurisdiction) shall be deemed to have jurisdiction for the purposes of this article. ”

17.	Revision of Article 2 of the Equity Pledge Agreement

The parties agree and acknowledge that Article 2 of the Equity Pledge Agreement shall be replaced as a whole with the following content:

“2.9 If the Company needs to be dissolved or liquidated in accordance with mandatory provisions of the laws of the PRC, after the Company completes the dissolution or liquidation procedures in accordance with the laws, any benefits distributed by the pledger from the Company in accordance with the laws shall be, as the pledgee may require, (1) deposited into the designated account of the pledgee, supervised by the pledgee, and used to guarantee contractual obligations and prioritize the payment of guaranteed debts; or (2) Within the scope not prohibited by the laws of the PRC, unconditionally gifted to the pledgee or the person designated by the pledgee in a manner permitted by the laws of the PRC. ”

18.	Revision of Article 14.4 of the Equity Pledge Agreement

The parties agree and acknowledge that Article 14.4 of the Equity Pledge Agreement shall be replaced as a whole with the following content:

“14.4 All disputes arising from or in connection with this Agreement shall first be resolved through amicable negotiation among the parties. If the parties are unable to resolve the dispute through negotiation, it shall be submitted to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration in accordance with current effective arbitration rules at the time of submission, and the venue of arbitration shall be in Beijing. The arbitration award shall be final and binding on the parties. Unless otherwise ruled by the arbitration organization, the arbitration fee shall be borne by the losing party. The losing party shall also compensate the winning party for expenses such as legal fees.

During the dispute resolution period, the parties shall continue to perform all other terms and conditions of this Agreement except for the disputed matters.

The parties hereby acknowledge and guarantee that, subject to the laws of the PRC, the arbitrator shall be entitled to make appropriate rulings and provide legal relief for the pledgee based on the actual situations, including but not limited to imposing restrictions on the business operation of the Company, limiting and/or handling with the equity or assets (including land assets) (including but not limited to taking it as a compensation), prohibiting transferring or disposal or taking related relief measures, and making liquidation to the Company. Such judgment shall be executed by the parties.

The parties hereby acknowledge and promise that, subject to the laws of the PRC, as the measure for property preservation or execution, at the request of one party to the dispute, the court with jurisdiction shall be entitled to make a ruling or judgment before the formation of the arbitration tribunal or in other appropriate circumstances permitted by laws, to provide temporary relief measures for the other party to the dispute, such as detention or freezing of the defaulting party’s property or the Company’s equity under the judgment or ruling. Such rights of one Party to the dispute and the judgment or ruling made by the court shall not affect the validity of the above arbitration articles agreed upon by the parties.

Upon the validation of the arbitration award, either party shall be entitled to apply to the court having jurisdiction for enforcing such award.

The parties agree that: The courts in China, Hong Kong SAR, Cayman Islands or others having jurisdictions (including the court in the place of incorporation of the proposed/listed company affiliated to the pledgee, the court in the place of incorporation of the Company, or the court in the place where the Company or the pledgee's principal assets are located shall be deemed to have jurisdiction) shall be deemed to have jurisdiction for the purposes of this article. ”

19.	Revision of Article 1.1 of the Shareholders’ Voting Rights Entrustment Agreement

The parties agree and acknowledge that Article 1.1 of the Shareholders’ Voting Rights Entrustment Agreement shall be replaced as a whole with the following content:

“1.1 The existing shareholder hereby irrevocably agrees and promises to sign a Power of Attorney of which the content and format are the same as that of Annex 2 of this Agreement after the signing of this Agreement, to hereby grant the sole proprietorship a general power of attorney, authorizing the sole proprietorship or other applicable persons designated by the sole proprietorship (including but not limited to the sole proprietorship or the successors of directors or directors who are direct or indirect shareholders of the sole proprietorship, or the liquidators who replace such directors and their successors, but excluding non-independent or conflict-of-interest individuals; for the avoidance of doubt, if a company shareholder is a director of a direct or indirect shareholder of the sole proprietorship, such trustee shall be appointed by other independent or conflict-of-interest directors of the direct or indirect shareholder of the sole proprietorship in favor of the sole proprietorship) (hereinafter referred to as “the Trustee”) to act on behalf of the existing shareholder as a shareholder of the Company according to laws and regulations or the then effective Articles of Association of the Company, and exercise the following shareholder rights (hereinafter collectively referred to as “the Entrusted Rights”). The calculation of shareholder rights shall be based on the total amount of investment made by the existing shareholder to the Company (including the amount of investment made by the existing shareholder at the time of signing this Agreement, and all subsequent capital increases made by the existing shareholder to the Company with the consent of the sole proprietorship (if any)) included in the Company's registered capital account, and shall not be related to the proportion of that amount in the Company's capital contribution. The Entrusted Rights include but are not limited to:

(1)	As the agent of the existing shareholder, the Trustee shall convene and attend the shareholders’ meeting of the Company according to the Articles of Association of the Company;
(2)

On behalf of the existing shareholder, the Trustee shall exercise voting rights on all matters that require discussion and resolution at the shareholders’ meeting, sign meeting minutes, and make and sign resolutions, including but not limited to: designate and elect the directors, supervisor or other senior managers who shall be appointed and removed by shareholders for the Company, dispose the assets of the Company, modify the

Articles of Association of the Company, make dissolution or liquidation for the Company, and establish a liquidation group on behalf of the existing shareholder to exercise the rights to which the liquidation group is entitled during the liquidation;

(3)	As the agent of the existing shareholder, the Trustee shall submit any necessary documents to the relevant registration authority or other relevant institutions of the Company;
(4)

Exercise any shareholder rights and other shareholder’ voting rights stipulated in applicable laws and regulations of the PRC, and the Articles of Association of the Company (including any other shareholder rights and shareholder’ voting rights stipulated in the revised Articles of Association);

(5)

When the existing shareholder transfers his/her equity in the Company, agrees to transfer assets, reduces capital contributions to the Company, and accepts capital increases from the sole proprietorship in accordance with the Exclusive Agreement on Transferred Equity Options signed on 20 June 2014, the Supplementary Agreement to the Exclusive Agreement on Transferred Equity Options signed on 29 November 2019, and subsequent amendments, the Trustee shall sign relevant equity transfer agreements, asset transfer agreements, capital reduction agreements, and capital increase agreements, and resolutions of the shareholders' meeting and other relevant documents on behalf of the existing shareholder, and go through formalities for government approval, registration, and filing required for the transfer, capital reduction, and capital increase;

(6)

Instruct the directors or senior managers of the Company to act as required by the sole proprietorship or any appointed person according to the laws and regulations of the PRC or the Articles of Association of the Company.

The above entrustment and delegation can be effective only if the sole proprietorship agrees to accept the above entrustment and delegation. If, according to laws and regulations or relevant government requirements, relevant legal documents must be personally signed by the existing shareholder, then, the existing shareholder must act in accordance with the instructions of the sole proprietorship and sign such documents that have been previously approved by the sole proprietorship. If and only if the sole proprietorship informs the existing shareholder of dismissing and replacing the Trustee in writing, the existing shareholder shall immediately designate other persons appointed by the sole proprietorship at the time to exercise the above Entrusted Rights, and sign a new Power of Attorney in accordance with the content and format of Annex 2; the new Power of Attorney will replace the original one immediately upon the execution, and the existing shareholder shall not revoke the entrustment and delegation to the Trustee. ”

20.	Revision of Article 9.3 of the Shareholders’ Voting Rights Entrustment Agreement

The parties agree and acknowledge that Article 9.3 of the Shareholders’ Voting Rights Entrustment Agreement shall be replaced as a whole with the following content:

“9.3 All disputes arising from or in connection with this Agreement shall first be resolved through amicable negotiation among the parties. If the parties are unable to resolve the dispute through negotiation, it shall be submitted to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration in accordance with current effective arbitration rules at the time of submission, and the venue of arbitration shall be in Beijing. The arbitration award shall be final and binding on the parties. Unless otherwise ruled by the arbitration organization, the arbitration fee shall be borne by the losing party. The losing party shall also compensate the winning party for expenses such as legal fees.

During the dispute resolution period, the parties shall continue to perform all other terms and conditions of this Agreement except for the disputed matters.

The parties hereby acknowledge and guarantee that, subject to the laws of the PRC, the arbitrator shall be entitled to make appropriate rulings and provide legal relief for the sole proprietorship based on the actual situations, including but not limited to imposing restrictions on the business operation of the Company, limiting and/or handling with the equity or assets (including land assets) (including but not limited to taking it as a compensation), prohibiting transferring or disposal or taking related relief measures, and making liquidation to the Company. Such judgment shall be executed by the parties.

The parties hereby acknowledge and promise that, subject to the laws of the PRC, as the measure for property preservation or execution, at the request of one party to the dispute, the court with jurisdiction shall be entitled to make a ruling or judgment before the formation of the arbitration tribunal or in other appropriate circumstances permitted by laws, to provide temporary relief measures for the other party to the dispute, such as detention or freezing of the defaulting party’s property or equity of the Company under the judgment or ruling. Such rights of one Party to the dispute and the judgment or ruling made by the court shall not affect the validity of the above arbitration articles agreed upon by the parties.

Upon the validation of the arbitration award, either party shall be entitled to apply to the court having jurisdiction for enforcing such award.

The parties agree that: The counts in China, Hong Kong SAR, Cayman Islands or others having jurisdictions (including the court in the place of incorporation of the proposed/ listed company affiliated to the sole proprietorship, the court in the place of incorporation of the Company, or the court in the place where the Company or the sole proprietorship's principal assets are located shall be deemed to have jurisdiction) shall be deemed to have jurisdiction for the purposes of this article. ”

21.	Revision of Article 9.9 of the Shareholders’ Voting Rights Entrustment Agreement

The parties agree and acknowledge that Article 9.9 of the Shareholders’ Voting Rights Entrustment Agreement shall be replaced as a whole with the following content:

“9.9 Without the prior written consent of the sole proprietorship, the existing shareholder shall not transfer any duties and/or obligations hereunder to any third party. Without the consent of the existing shareholder in advance, the sole proprietorship shall be entitled to transfer its rights and/or obligations hereunder to any third party after giving a notice to the existing shareholder. This Agreement shall be effective and binding on every successor and transferee of the sole proprietorship. If the sole proprietorship transfers its rights and obligations to any third party hereunder at any time, the transferee shall enjoy and assume the rights and obligations of the sole proprietorship hereunder, and the existing shareholder shall enter into a new Shareholders’ Voting Rights Entrustment Agreement with the transferee as requested by the sole proprietorship. ”

22.	Revision of Annex 2 “Power of Attorney” of the Shareholders’ Voting Rights Entrustment Agreement

22.1 Revision of the second paragraph of the Power of Attorney

The parties agree and acknowledge that under the Power of Attorney, “ ________, hereby grant a general power of attorney to the Trustee. The Trustee is authorized as my/our company’s agent to exercise my/our company’s rights in my/our company’s name as a shareholder of Zhuhai Kingsoft Cloud Technology Co., Ltd. (hereinafter referred to as “the Company”) as follows: (1) As my/our company’s agent, I propose to convene and attend the Company's shareholders’ meeting in accordance with the Articles of Association of the Company; (2) As my/our company’s agent, I exercise voting rights on all matters discussed and resolved by shareholders, including but not limited to appointing and electing executive directors, managers, and other senior management personnel of the Company; (3) The terms and conditions on exercising the voting rights of other shareholders under the Articles of Association of the Company (including other shareholder’ voting rights specified in the revised Articles of Association) as my/our company’s agent” shall be replaced as a whole with the following:

“________, hereby irrevocably promise to grant the sole proprietorship a general power of attorney, authorizing the sole proprietorship or other applicable persons designated by the sole proprietorship (including but not limited to the sole proprietorship or the successors of directors or directors who are direct or indirect shareholders of the sole proprietorship, or the liquidators who replace such directors and their successors, but excluding non-independent or conflict-of-interest individuals; for the avoidance of doubt, if a company shareholder is a director of a direct or indirect shareholder of the sole proprietorship, such trustee shall be appointed by other independent or conflict-of-interest directors of the direct or indirect shareholder of the sole proprietorship in favor of the sole proprietorship) (hereinafter referred to as “the Trustee”), to act on behalf of me/our company as shareholders of the Company according to laws and regulations or the then effective Articles of Association of the Company, and exercise the following rights (hereinafter collectively referred to as “the Entrusted Rights”).

As my/our company’s agent, the trustee shall convene and attend the shareholders' meeting of the Company according to the Articles of Association of the Company;

On behalf of me/our company, the Trustee shall exercise voting rights on all matters that require discussion and resolution at the shareholders’ meeting, sign meeting minutes, and make and sign resolutions, including but not limited to: Designate and elect the directors, supervisor or other senior managers who shall be appointed and removed by shareholders for the Company, dispose the assets of the Company, modify the Articles of Association of the Company, make dissolution or liquidation for the Company, and establish a liquidation group on behalf of me/our company to exercise the rights to which the liquidation group is entitled during the liquidation;

As the agent of me/our company, the Trustee shall submit any necessary documents to the relevant registration authority or other relevant institutions of the Company;

Exercise any shareholder rights and other shareholder’ voting rights stipulated in applicable laws and regulations of the PRC, and the Articles of Association of the Company (including any other shareholder rights and shareholder’ voting rights stipulated in the revised Articles of Association);

When I/our company transfer(s) the equity in the Company, agree to transfer assets, reduce capital contributions to the Company, and accept capital increases from the sole proprietorship in accordance with the Exclusive Agreement on Transferred Equity Options signed on 20 June 2014, the Supplementary Agreement to the Exclusive Agreement on Transferred Equity Options signed on 29 November 2019, and subsequent amendments, the Trustee shall sign relevant equity transfer agreements, asset transfer agreements, capital reduction agreements, and capital increase agreements, and resolutions of the shareholders' meeting and other relevant documents on behalf of me/our company, and go through formalities for government approval, registration, and filing required for the transfer, capital reduction, and capital increase.

Instruct the directors or senior managers of the Company to act as required by the sole proprietorship or any appointed person according to the laws and regulations of the PRC or the Articles of Association of the Company. ”

22.2 Addition of the following content to the Power of Attorney

The parties agree and acknowledge that the following content shall be added to the Power of Attorney:

“The promises, confirmations, consents, and authorizations made by me/our company are unconditional and irrevocable, and shall not be subject to any revocation, impairment, invalidity, or other adverse changes due to such events as my/our company’s loss of civil capacity, limitation of civil capacity, death, marriage, divorce, or bankruptcy (if applicable); I/our company will cause my/our company’s successor or transferee of the Company's equity to issue a Power of Attorney with the same content before inheriting/assuming the rights and obligations enjoyed by the Company’s shareholders under this Power of Attorney. ”

22.3 Revision of the third paragraph of the Power of Attorney

The parties agree and acknowledge that, the content under the Power of Attorney, “I/our company hereby irrevocably confirm(s) that unless Beijing Kingsoft Cloud Technology Co., Ltd. issues an instruction to me/our company to replace the Trustee, the validity of this Power of Attorney shall continue till the expiration or early termination of the Shareholders’ Voting Rights Entrustment Agreement signed by me/our company with Beijing Kingsoft Cloud Technology Co., Ltd., the Company, and other existing shareholders of the Company on 20 June 2014”, shall be replaced as a whole with the following content:

“The above entrustment and delegation can be effective only if the sole proprietorship agrees to accept the above entrustment and delegation. If and only if the sole proprietorship informs me/our company of dismissing and replacing in writing, I/our company shall immediately designate other persons appointed by the sole proprietorship at the time to exercise the above Entrusted Rights; the new Power of Attorney will replace the original one immediately upon the execution, and I/our company shall not revoke the entrustment and delegation to the Trustee. ”

23.Revision of Article 1 of the Supplementary Agreement to Shareholders’ Voting Rights Entrustment Agreement

The parties agree and acknowledge that Article 1 of the Supplementary Agreement to Shareholders’ Voting Rights Entrustment Agreement shall be replaced as a whole with the following content:

“1.1 The parties agree and acknowledge that Article 6 of the Shareholders’ Voting Rights Entrustment Agreement shall be revised as: ‘This Agreement shall come into effect from the date of formal signature by the parties, and shall remain in force during the period when the existing shareholder as the shareholder of the Company, unless any changes or termination requests are made by the sole proprietorship. If the existing shareholder transfers all the equity held by the existing shareholder in the Company with the prior consent of the sole proprietorship, this Agreement shall be terminated, and the existing shareholder shall ensure that the third party accepting the equity signs a new Shareholders' Voting Rights Entrustment Agreement consistent with the content of this Agreement, entrusting the shareholder rights to the sole proprietorship or other persons designated by it to exercise. The legal representative shareholder, the sole proprietorship, and the Company shall complete all procedures of approval and registration for extending the operation period within three (3) months before the expiration of the operation period, so that this Agreement could remain in force within the validity period of this Agreement. ’”

24.Revision of Article 2.2 of the Supplementary Agreement to Shareholders’ Voting Rights Entrustment Agreement

The parties agree and acknowledge that Article 2.2 of the Supplementary Agreement to Shareholders’ Voting Rights Entrustment Agreement shall be replaced as a whole with the following content:

“2.2 All disputes arising from or in connection with this Agreement shall first be resolved through amicable negotiation among the parties. If the parties are unable to resolve the dispute through negotiation, it shall be submitted to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration in accordance with current effective arbitration rules at the time of submission, and the venue of arbitration shall be in Beijing. The arbitration award shall be final and binding on the parties. Unless otherwise ruled by the arbitration organization, the arbitration fee shall be borne by the losing party.

The losing party shall also compensate the winning party for expenses such as legal fees.

During the dispute resolution period, the parties shall continue to perform all other terms and conditions of this Agreement except for the disputed matters.

The parties hereby acknowledge and guarantee that, subject to the laws of the PRC, the arbitrator shall be entitled to make appropriate rulings and provide legal relief for the sole proprietorship based on the actual situations, including but not limited to imposing restrictions on the business operation of the Company, limiting and handling/or with the equity or assets (including land assets) (including but not limited to taking it as a compensation), prohibiting transferring or disposal or taking related relief measures, and making liquidation to the Company. Such judgment shall be executed by the parties.

The parties hereby acknowledge and promise that, subject to the laws of the PRC, as the measure for property preservation or execution, at the request of one party to the dispute, the court with jurisdiction shall be entitled to make a ruling or judgment before the formation of the arbitration tribunal or in other appropriate circumstances permitted by laws, to provide temporary relief measures for the other party to the dispute, such as detention or freezing of the defaulting party’s property or the Company’s equity under the judgment or ruling. Such rights of one Party to the dispute and the judgment or ruling made by the court shall not affect the validity of the above arbitration articles agreed upon by the parties.

Upon the validation of the arbitration award, either party shall be entitled to apply to the court having jurisdiction for enforcing such award.

The parties agree that: The counts in China, Hong Kong SAR, Cayman Islands or others having jurisdictions (including the court in the place of incorporation of the proposed/ listed company affiliated to the sole proprietorship, the court in the place of incorporation of the Company, or the court in the place where the Company or the sole proprietorship’s principal assets are located shall be deemed to have jurisdiction) shall be deemed to have jurisdiction for the purposes of this article. ”

25.Confidentiality Responsibilities

25.1

Whether this Agreement has been terminated or not, the parties shall strictly maintain the confidentiality of all trade secrets, proprietary information, customer information, and other confidential information (hereinafter collectively referred to as “Confidential Information”) obtained from other parties when signing and performing this Agreement. The party receiving the confidential information shall not disclose any confidential information to any other third party except with the prior written consent of the party disclosing the confidential information or in accordance with relevant laws, regulations or the requirements of the listing location of one party’s affiliated company. Except for the purpose of performing this Agreement, the party receiving the confidential information shall not use or indirectly use any confidential information.

25.2	The parties confirm that the following information is not classified as confidential information:
(a)	The information for which there is written evidence indicating that the receiving party has previously lawfully become aware of the information;

(b)	The information that enters the public domain through no fault of the receiving party; or
(c)	The information lawfully obtained by the receiving party from other sources after receiving the information.
25.3

The receiving party may disclose confidential information to its relevant employees, agents, or professionals hired by it, but shall ensure that the above-mentioned personnel comply with the relevant terms and conditions of this Agreement and bear any liability arising from the violation of the relevant terms and conditions of this Agreement by the above-mentioned personnel.

26.	Dispute Resolution
26.1

All disputes arising from or in connection with this Agreement shall first be resolved through amicable negotiation among related parties. If related parties are unable to resolve the dispute through negotiation, it shall be submitted to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration in accordance with current effective arbitration rules at the time of submission, and the venue of arbitration shall be in Beijing. The arbitration award shall be final and binding on related parties. Unless otherwise ruled by the arbitration organization, the arbitration fee shall be borne by the losing party. The losing party shall also compensate the winning party for expenses such as legal fees.

26.2	During the dispute resolution period, the parties shall continue to perform all other terms and conditions of this Agreement except for the disputed matters.
26.3

The parties hereby acknowledge and guarantee that, subject to the laws of the PRC, the arbitrator shall be entitled to make appropriate rulings and provide legal relief for Party A based on the actual situations, including but not limited to imposing restrictions on the business operation of Party B, limiting and/or handling with the equity or assets of Party B (including land assets) (including but not limited to taking it as a compensation), prohibiting transferring or disposal or taking related relief measures, and making liquidation to Party B. Such judgment shall be executed by the parties.

26.4 The parties hereby acknowledge and promise that, subject to the laws of the PRC, as the measure for property preservation or execution, at the request of one party to the dispute, the court with jurisdiction shall be entitled to make a ruling or judgment before the formation of the arbitration tribunal or in other appropriate circumstances permitted by laws, to provide temporary relief measures for the other party to the dispute, such as detention or freezing of the defaulting party’s property or Party B’s equity under the judgment or ruling. Such rights of one Party to the dispute and the judgment or ruling made by the court shall not affect the validity of the above arbitration articles agreed upon by the parties.

26.5	Upon the validation of the arbitration award, either party shall be entitled to apply to the court having jurisdiction for enforcing such award.
26.6

The parties agree that: The courts in China, Hong Kong SAR, Cayman Islands or others having jurisdiction (including the court in the place of incorporation of the proposed/listed company affiliated to Party A, the court in the place of incorporation of Party B, or the court in the place where Party B or Party A's principal assets are located shall be deemed to have jurisdiction) shall have jurisdiction for the purpose herein.

27.Others

27.1 Language

This Agreement shall be signed in Chinese in five (5) copies, with each party holding one (1) copy. Each copy has the same legal effect. This Agreement may be executed in multiple counterparts, which shall constitute one and the same document. Facsimile, e-mail, or other electronic signatures shall have the same legal effect as the original signature.

27.2 Heading

The headings herein are for convenience of reading only, and shall not be used for explaining, describing or otherwise affecting the meaning of the articles herein.

27.3 Effectiveness

This Agreement shall come into effect from the date of signature by the parties. The parties agree and acknowledge that the adjusted dispute resolution mechanism described in this Agreement shall also apply to all disputes arising from or related to the Control Agreement among the parties before this Agreement comes into effect.

27.4 Entire Agreement

This Agreement shall be an integral part of the Control Agreement and shall constitute an amendment and supplement to the Control Agreement. In case of any inconsistency or conflict between this Agreement and the Control Agreement, the provisions of this Agreement shall prevail; the effectiveness of the relevant provisions hereunder shall prevail over the effectiveness of those under the Control Agreement; any matters not covered in this Agreement shall be subject to the provisions of the Control Agreement.

Except for this Agreement and any other written amendments, supplements, or modifications made by the parties regarding the Control Agreement, the Control Agreement and this Agreement shall constitute an entire and exclusive agreement among the parties on the subject matter of the Control Agreement, and, upon the execution, shall replace all oral and written negotiations, representations, contracts, understandings, and communications previously reached by the parties on the subject matter of the Control Agreement.

27.5 Revision to this Agreement

If the Stock Exchange of Hong Kong Limited (hereinafter referred to as “HKEX”) or other regulatory organ suggests revising the Control Agreement or this Agreement, or any changes happen to the listing rules of HKEX or related regulations related to the Control Agreement or this Agreement, the parties shall revise the Control Agreement or this Agreement accordingly.

[There is no text below this page]

The parties have duly signed this Agreement on the date stated at the beginning of this Agreement

Beijing Kingsoft Cloud Technology Co., Ltd.

Company seal: /s/ Beijing Kingsoft Cloud Technology Co., Ltd.

Legal Representative: Wang Yulin

Signature: /s/ Wang Yulin

Signature page of the Supplementary Agreement Regarding Zhuhai Kingsoft Cloud
Technology Co., Ltd.

The parties have duly signed this Agreement on the date stated at the beginning of this Agreement

Zhuhai Kingsoft Cloud Technology Co., Ltd.

Company seal: /s/ Zhuhai Kingsoft Cloud Technology Co., Ltd.

Legal representative: Wang Yulin

Signature: /s/ Wang Yulin

Signature page of the Supplementary Agreement Regarding Zhuhai Kingsoft Cloud
Technology Co., Ltd.

The parties have duly signed this Agreement on the date stated at the beginning of this Agreement

Qiu Weiqin

Signature: /s/ Qiu Weiqin

Signature page of the Supplementary Agreement Regarding Zhuhai Kingsoft Cloud
Technology Co., Ltd.

The parties have duly signed this Agreement on the date stated at the beginning of this Agreement.

Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

Company seal: /s/ Beijing Kingsoft Digital Entertainment Technology Co., Ltd.

Legal representative: Zou Tao

Signature: /s/ Zou Tao

Signature page of the Supplementary Agreement Regarding Zhuhai Kingsoft Cloud
Technology Co., Ltd.

The parties have duly signed this Agreement on the date stated at the beginning of this Agreement.

Beijing Kingsoft Cloud Network Technology Co., Ltd.

Company seal: /s/ Beijing Kingsoft Cloud Network Technology Co., Ltd.

Legal Representative: Wang Yulin

Signature: /s/ Wang Yulin

Signature page of the Supplementary Agreement Regarding Zhuhai Kingsoft Cloud
Technology Co., Ltd.